UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 21, 2004

                               ENESCO GROUP, INC.
             (Exact name of registrant as specified in its charter)

                                     0-1349
                             Commission file number

         Illinois                                       04-1864170
(State of or other jurisdiction of         (I.R.S. Employer Identification No.)
incorporation or organization)

                                225 Windsor Drive
                             Itasca, Illinois 60143
                             -----------------------
               (Address of principal executive offices) (Zip Code)

                                 (630) 875-5300
                                 --------------
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------

Item 7.  Exhibits

A copy of the Press Release issued by Enesco Group, Inc. (the "Company"), dated April 21, 2004, is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 9.  Regulation FD Disclosure

On April 21, 2004, the Company issued a press release announcing the death of Dan DalleMolle, President and Chief Executive Officer. Tom Bradley, the
Company's Chief Financial Officer, has been elected interim Chief Executive Officer. The press release of the Company is attached hereto as Exhibit 99. This information, furnished under "Item 9. Regulation FD Disclosure", shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ENESCO GROUP, INC.


Date:  April 21, 2004                       By:  /s/ Thomas F. Bradley
                                                 ----------------------------
                                                 Thomas F. Bradley
                                                 Interim Chief Executive Officer

                                  EXHIBIT INDEX



Exhibit No.     Description

99 Company Press Release dated April 21, 2004 announcing the death of Dan DalleMolle and election of Tom Bradley as interim Chief Executive Officer.